UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 26, 2019
Protective Insurance Corporation
(Exact Name of Registrant as Specified in Charter)

Indiana	0-5534	35-0160330
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Congressional Boulevard, Carmel IN		46032
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code 317-636-9800

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 2.02 Results of Operations and Financial Condition

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 2.02 - Results of Operations and Financial Condition of Form 8-K. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February 26, 2019, Protective Insurance Corporation (the “Company”) issued a press release announcing the results of its operations for the fourth quarter and full year ended December 31, 2018.  The Company also posted the press release, with additional financial and operating information for the quarter and full year ended December 31, 2018, to its website.  A copy of the press release, including such additional financial and operating information, is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference into this Item 2.02 as if fully set forth herein.

Throughout its press release and in the conference call to discuss the results of its operations for the fourth quarter of 2018, the Company presents and will present its results and operations in the manner it believes will be the most meaningful, which includes some measures that are not based on accounting principles generally accepted in the United States (GAAP).
The Company’s management uses the term income (loss) from core business operations, a non-GAAP financial measure, which is defined as income before federal income taxes excluding pre-tax realized and unrealized investment gains and losses and impairments.  This financial measure is used to evaluate the Company’s performance because the recognition of investment gains and losses and impairments in any given period is largely discretionary as to timing and could distort the analysis of trends. The Company believes equity analysts exclude gains and losses on investments in their analysis of the Company’s results.
The combined ratios and the components thereof, as presented herein, are commonly used in the property/casualty insurance industry and are applied to the Company’s GAAP underwriting results.
Item 9.01  Financial Statements and Exhibits
(d)	Exhibits.
99.1  Protective Insurance Corporation press release dated February 26, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTECTIVE INSURANCE CORPORATION

February 26, 2019                                                             By:    /s/ John D. Nichols Jr.
          John D. Nichols Jr.,
          Interim Chief Executive Officer &
          Chairman of the Board of Directors